AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ON DECEMBER    , 2006

REGISTRATION NO. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.   ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE
PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 South Clinton Street
Fort Wayne, Indiana 46801
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(260) 455-2000

Dennis L. Schoff, Esq.
Senior Vice President
The Lincoln National Life
Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Name and Address of Agent for Service)

Copies of all communications to:

Craig D. Moreshead, Esq.
Lincoln Variable Insurance
Products Trust
1300 South Clinton Street
Fort Wayne, Indiana 46801

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 15, 2007 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

JEFFERSON PILOT VARIABLE FUND, INC.

One Granite Place

Concord, New Hampshire 03301

January 15, 2007

Dear Contract Owner:

As an Owner of a variable annuity or variable life insurance policy (the “Policy”) issued by Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, or Jefferson-Pilot Life Insurance Company (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Money Market Portfolio (the “JPVF Money Market”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) at a Special Meeting of Shareholders of JPVF to be held on February 12, 2007.  Although you are not directly a shareholder of JPVF Money Market, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF Money Market. Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote the shares that are attributable to your Policy at the Special Meeting.  Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of JPVF Money Market. All of the assets of JPVF Money Market would be acquired by the Money Market Fund (Standard Class) of Lincoln Variable Insurance Products Trust  (“LVIP Money Market”), in exchange for shares of the LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market.  The investment objective of the JPVF Money Market is substantially similar to, and the investment strategies of JPVF Money Market are similar to, those of LVIP Money Market.

Your Subaccount will receive Standard Class shares of LVIP Money Market having an aggregate net asset value equal to the aggregate net asset value of the JPVF Money Market shares.  Details about LVIPT’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement.  For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

The Board of Directors has approved the proposal and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal.  If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call JPVF Money Market at 1-800-258-3648. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by                                   , our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ David K. Booth
David K. Booth
President

JEFFERSON PILOT VARIABLE FUND, INC.

MONEY MARKET PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 15, 2007

Dear Contract Owner:

We are writing to notify you of a special meeting of shareholders of the Money Market Portfolio of Jefferson Pilot Variable Fund, Inc. (“JPVF Money Market”), a portfolio of Jefferson Pilot Variable Fund, Inc. (“JPVF”).  The meeting will be held on Monday, February 12, 2007, at 9:00 a.m. local time, at the office of JPVF at One Granite Place, Concord, New Hampshire 03301.  The attached Proxy Statement/Prospectus describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the JPVF Money Market that Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company holds attributable to your variable annuity contract or variable life insurance policy (your “Policy”).  You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1:                         To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of all of the assets of the JPVF Money Market by Money Market Fund (Standard Class) of Lincoln Variable Insurance Products Trust (“LVIP Money Market”), in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market. The Reorganization Agreement also provides for distribution of the shares of the LVIP Money Market to shareholders of JPVF Money Market in liquidation and subsequent termination of JPVF Money Market.

Proposal 2:                         To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting to provide voting instructions in person.  However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus.  If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of JPVF Money Market attributable to your Policy will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 258-3648 (outside New Hampshire) (800) 322-0235 (inside New Hampshire).

By Order of the Board of Directors of Jefferson Pilot Variable Fund, Inc.

/s/ Craig D. Moreshead

Craig D. Moreshead
Secretary

ACQUISITION OF ASSETS AND LIABILITIES OF

JEFFERSON PILOT VARIABLE FUND, INC.

MONEY MARKET PORTFOLIO

One Granite Place

Concord, New Hampshire 03301

(603) 226-5000

BY AND IN EXCHANGE FOR SHARES OF

MONEY MARKET FUND

a series of

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46801

(260) 455-2000

PROSPECTUS/PROXY STATEMENT

DATED January 8, 2007

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of the Money Market Portfolio (“JPVF Money Market”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) for consideration at a Special Meeting of Shareholders to be held on February 12, 2007 at 10:00 a.m. Eastern time at the offices of Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301 and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of JPVF Money Market’s shareholders, the Board of Directors of JPVF has approved the proposed reorganization of JPVF Money Market into LVIP Money Market Fund (“LVIP Money Market”), a series of Lincoln Variable Insurance Products Trust (“LVIP”).  JPVF Money Market and LVIP Money Market are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.”

Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (individually an “Insurance Company” and collectively the “Insurance Companies”), affiliates of Lincoln National Corporation (“Lincoln National”), are the record owners of JPVF Money Market’s shares and at the Meeting will vote the shares of JPVF Money Market held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Policy”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of JPVF Money Market that are attributable to your Policy at the Meeting.  Although you are not directly a shareholder of JPVF Money Market, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF Money Market.  Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF Money Market’s shares that are attributable to your Policy at the Special Meeting.

For simplicity, in this Prospectus/Proxy Statement:

•                    “Record Holder” of JPVF Money Market refers to each Insurance Company which holds JPVF Money Market’s shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

•                    “shares” refers generally to the shares of JPVF Money Market attributable to Your Subaccount; and

•                    “shareholder” or “Policy Owner” refers to you.

In the reorganization, all of the assets of JPVF Money Market will be acquired by LVIP Money Market in exchange for Standard Class shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market (the “Reorganization”). If the Reorganization is approved, Standard Class shares of LVIP Money Market will be distributed to each Record Holder in liquidation of JPVF Money Market, and JPVF Money Market will be terminated. You will then hold that number of full and fractional shares of LVIP Money Market which have an aggregate net asset value equal to the aggregate net asset value of your shares of JPVF Money Market.

JPVF Money Market is a separate diversified series of JPVF, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). LVIP Money Market, a series of LVIPT, a Delaware business trust, is also an open-end management investment company registered under the 1940 Act. The investment objective of JPVF Money Market is substantially similar to that of LVIP Money Market, as follows:

Portfolio	Investment Objective

JPVF Money Market	as high a level of current income as is consistent with preservation of capital and liquidity.

LVIP Money Market	maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital)

The investment strategies for JPVF Money Market are similar to those for LVIP Money Market.

JPVF MONEY MARKET PRINCIPAL INVESTMENT STRATEGIES:

The money market instruments in which the JPVF Money Market invests include:

•                    U.S. GOVERNMENT SECURITIES: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

•                    MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES WHICH ARE BONDS OR OTHER DEBT OBLIGATIONS of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

•                    REPURCHASE AGREEMENTS: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date

•                    Certificates of deposit, bankers’ acceptances and other obligations of U.S. banks which are FDIC members

•                    U.S. dollar obligations of foreign branches of U.S. banks

•                    U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks

•                    instruments fully secured or collateralized by such bank obligations

•                    Commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks’ letters of credit or collateralized by U.S. Government Obligations

JPVF Money Market will invest only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by the Subadviser to be of comparable quality.

Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, JPVF Money Market seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. JPVF Money Market will maintain a dollar-weighted average portfolio maturity of 90 days or less. JPVF Money Market does not attempt to maintain a stable net asset value.

LVIP MONEY MARKET PRINCIPAL INVESTMENT STRATEGIES:

The LVIP Money Market pursues its investment objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:

•                  obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

•                  certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars

•                  commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, LVIP Money Market considers the Federal Reserve Board’s current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. LVIP Money Market then selects individual securities based on the attractiveness of their yield and length of maturity. It maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the LVIP Money Market’s performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

LVIP Money Market follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp.

This Prospectus/Proxy Statement explains concisely the information about LVIP Money Market that you should know before voting on the Reorganization.  Please read it carefully and keep it for future reference.  Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about JPVF Money Market:	How to Obtain this Information:

Prospectus of JPVF Money Market, dated May 1, 2006	Copies are available upon request and without charge
if you:

Statement of Additional Information of JPVF Money Market, dated	Write to JPVF Money Market at the address listed on
May 1, 2006.	the cover page of this Prospectus/Proxy Statement; or

Annual Report of JPVF Money Market for the fiscal year ended	Call 1-800-258-3648 toll-free (outside NH) 1-800-
December 31, 2005	322-0235 (inside NH)

Semi-Annual Report of JPVF Money Market for the six-month period ended June 30, 2006

Information about LVIP Money Market:	How to Obtain this Information:

Prospectus of LVIP Money Market (Standard Class), dated , 2007, WHICH ACCOMPANIES THIS	A copy is available upon request and without charge if you:
PROSPECTUS/PROXY STATEMENT	Write to LVIP Money Market at the address listed on
the cover page of this Prospectus/Proxy Statement; or
Statement of Additional Information of LVIP Money Market, dated , 2007

Annual Report of LVIP Money Market for the fiscal year	Call 1-800-4LINCOLN (454-6265) toll-free.
ended December 31, 2005

Semi-Annual Report of LVIP Money Market for the six-
month period ended June 30, 2006

Information about the Reorganization:	How to Obtain this Information:

Statement of Additional Information dated ,	A copy is available upon request and without charge if you:
2007, which relates to this Prospectus/Proxy Statement and
the Reorganization	Write to JPVF at the address listed on the cover page
of this Prospectus/Proxy Statement; or

Call 1-800-258-3648 toll-free (outside NH) 1-800-322-0235
(inside NH)

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Room, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Information relating to JPVF Money Market contained in the Prospectus dated May 1, 2006 (SEC File No. 811-04161) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to LVIP Money Market contained in the Prospectus of LVIPT Money Market (Standard Class) dated May 1, 2006 (SEC File No. 811-08090) also is incorporated by reference in this document. The Statement of Additional Information dated                          , 2007 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of JPVF Money Market for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006, financial statements of LVIP Money Market for the fiscal year ended December 31, 2005 and the six-month period ended June 30, 2006 and the pro forma financial statements of LVIP Money Market for the twelve month period ended June 30, 2006, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE
INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR
HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU
OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

AN INVESTMENT IN LVIP MONEY MARKET THROUGH A POLICY:

•                    is not a deposit of, or guaranteed by, any bank

•                    is not insured by the FDIC, the Federal Reserve Board or any other government agency

•                    is not endorsed by any bank or government agency

•                    involves investment risk, including possible loss of the purchase payment of your original investment

LVIP Money Market attempts to maintain a stable net asset value of $10 per share, although there is no assurance that it will be successful in doing so.

TABLE OF CONTENTS

SUMMARY	7
Why is the Reorganization being proposed	7
What are the key features of the Reorganization?	7
After the Reorganization, what shares of LVIP Money Market will be allocated to the money market subaccount of my policy?	8
How will the Reorganization affect me?	8
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	9
How do the investment objectives and principal investment strategies compare?	9
How do the Risk Factors compare?	10
How do the fees and expenses compare?	12
How do the performance records compare?	13
Who will be the investment adviser after the Reorganization?	14
What will the management and advisory fees be after the Reorganization?	15
How do the Directors recommend that I vote?	16

INFORMATION ABOUT THE REORGANIZATION	18
Reasons for the Reorganization	18
Agreement and Plan of Reorganization	18
Federal Income Tax Consequences	19
Pro Forma Capitalization	20
Distribution of Shares	21
Rule 12b-1 Plan	21
Purchase and Redemption Procedures	22
Exchange Privileges	23
Dividend Policy	23
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	23
Form of Organization	23
Capitalization	24
Shareholder Liability	24
Shareholder Meetings and Voting Rights	24
Liquidation	25
Liability and Indemnification of Trustees/Directors	25
VOTING INFORMATION CONCERNING THE MEETING	26
Shareholder Information	28
Control Persons and Principal Holders of Securities	28
FINANCIAL STATEMENTS AND EXPERTS	28
LEGAL MATTERS	28
ADDITIONAL INFORMATION	28
OTHER BUSINESS	29
EXHIBIT A Form of Agreement and Plan of Reorganization	30
EXHIBIT B Ownership of Shares as of Record Date
EXHIBIT C Management’s Discussion of Fund Performance and Financial Highlights

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES

OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE

INFORMATION THAT IS IMPORTANT TO YOU. TO

UNDERSTAND THE REORGANIZATION,

YOU SHOULD READ THIS ENTIRE

PROSPECTUS/PROXYSTATEMENT

AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to JPVF Money Market and LVIP Money Market and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Lincoln Financial Group (which is the marketing name of Lincoln National Corporation and its afflilates) families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by affiliates of Lincoln Financial Group.  As of April 3, 2006, Jefferson—Pilot Corporation (the parent company of the Insurance Companies) and Lincoln National Corporation combined their operations, and as a result Jefferson-Pilot Corporation was merged into and with Lincoln JP Holdings, L.P., a wholly-owned subsidiary of Lincoln National Corporation.  As a result, the Insurance Companies became indirect wholly-owned subsidiaries of Lincoln National Corporation.

As an owner of a Policy issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares that are attributable to your Policy at the Special Meeting. Although you are not directly a shareholder of Money Market, some or all of your Policy value is allocated, as provided by your Policy, to subaccounts of separate accounts of the Insurance Company (“Your Subaccount”) which purchase shares issued by JPVF Money Market.   Accordingly, you have the right under your Policy to instruct the Insurance Company how to vote JPVF Money Market’s shares that are attributable to your Policy at the Special Meeting.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Plan sets forth the key features of the Reorganization. Subject to approval of JPVF Money Market’s shareholders, the Board of Directors of JPVF has approved the proposed reorganization of JPVF Money Market into the LVIP Money Market.  The Reorganization will result in the liquidation and subsequent termination of JPVF Money Market.  For a complete description of the Reorganization, see Exhibit A.

The Plan generally provides for the following:

•                  the transfer in-kind of all of the assets of JPVF Money Market to LVIP Money Market in exchange for Standard Class shares of LVIP Money Market;

•                  the assumption by LVIP Money Market of all of the liabilities of JPVF Money Market;

•                  the liquidation of JPVF Money Market by distribution of Standard Class shares of LVIP Money Market to JPVF Money Market’s Record Holders; and

•                  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization is approved, all of the assets of JPVF Money Market will be acquired by LVIP Money Market.  Shares of LVIP Money Market will be distributed to each Record Holder in liquidation of the JPVF Money Market, and JPVF Money Market will be terminated.  Your Subaccount will then hold that number of full and fractional shares of LVIP Money Market which have an aggregate net asset value equal to the aggregate net asset value of the JPVF Money Market previously held by Your Subaccount.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing these proxy materials, will be paid by The Lincoln National Life Insurance Company.  To the extent that portfolio securities will be sold by the portfolio manager of the combined portfolio as a result of the Reorganization, the investment adviser will bear the transaction costs of selling such securities to the extent that such costs exceed the benefit to the combined portfolio of the reduced expense ratio resulting from the Reorganization.  The costs of reinvestment of the proceeds of securities sales resulting from the Reorganization will be borne by the combined portfolio.

The Reorganization is expected to be completed after the close of business on April 27, 2007 (the “Closing Date”).

AFTER THE REORGANIZATION, WHAT SHARES OF LVIP MONEY MARKET WILL BE ALLOCATED TO THE MONEY MARKET SUBACCOUNT OF MY POLICY?

If shares of JPVF Money Market are allocated to the money market subaccount of your Policy, shares of Standard Class of LVIP Money Market will be allocated to that subaccount upon the effective date of the Reorganization.

The new shares will have the same total value as the shares of JPVF Money Market, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

•                  COST SAVINGS: As of December 31, 2005, JPVF Money Market’s total operating expenses was 0.56%.  On a pro forma basis after the Reorganization, LVIP Money Market’s (Standard Class shares) total operating expenses are expected to be 0.52%, which are less than those of JPVF Money Market.  The pro forma data reflects that combining the assets would enable the LVIP Money Market to reach a level at which a reduction in the investment management fee would occur.

•                  OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by LVIP Money Market because it will have a greater level of assets. As of June 30, 2006, JPVF Money Market’s total net assets were approximately $83.7 million, and LVIP Money Market’s total net assets were approximately $468.3 million.

The Reorganization will not affect your Policy rights. The value of your Policy will remain the same immediately following the Reorganization.  LVIP Money Market will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law.  Each Insurance Company will keep the same separate account.  Your Policy values will be allocated to the same separate account and that separate account will invest in LVIP Money Market after the Reorganization.  After the Reorganization your Policy values will depend on the performance of LVIP Money Market rather than that of JPVF Money Market.  The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Lincoln National.

LVIP Money Market will declare daily and pay dividends from net investment income monthly and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. Like JPVF Money Market, these dividends and distributions will continue to be reinvested by your Insurance Company in additional Standard Class shares of LVIP Money Market.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

The Reorganization will not affect your right to purchase and redeem Policy cash values in Your Subaccount, to change among the Insurance Company’s separate account options, to annuitize, and to receive distributions as permitted by your Policy.  After the Reorganization, you will be able under your current Policy to allocate your Policy cash values to Your Subaccount and the Insurance Companies will use such cash values to purchase additional Standard Class shares of LVIP Money Market.  For more information, see “Purchase and Redemption Procedures”, “Exchange Privileges”, and “Dividend Policy” below.

HOW DO THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

The investment objective of JPVF Money Market is substantially similar to, and the investment strategies of JPVF Money Market are similar to, those of LVIP Money Market. The investment objective of each is fundamental, which means that it may not be changed by vote of the Directors of JPVF or Trustees of LVIPT, as the case may be, without shareholder approval.

The following tables summarize the investment objectives and principal investment strategies of JPVF Money Market and LVIP Money Market as set forth in their respective Prospectus and Statement of Additional Information.

JPVF MONEY MARKET

Investment Objective	to seek as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The money market instruments in which JPVF Money Market invests include:

•  U.S. GOVERNMENT SECURITIES: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

•  MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES WHICH ARE BONDS OR OTHER DEBT OBLIGATIONS of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

• REPURCHASE AGREEMENTS: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date
• certificates of deposit, bankers’ acceptances and other obligations of U.S. banks which are FDIC members
• U.S. dollar obligations of foreign branches of U.S. banks

•  U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks

• instruments fully secured or collateralized by such bank obligations
• commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks’ letters of credit or collateralized by U.S. Government Obligations

Investment Policy

JPVF Money Market will invest only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by the Subadviser to be of comparable quality.

LVIP MONEY MARKET

Investment Objective

To maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment preservation of capital).

Principal Investment Strategies

Invests in a diverse group of high-quality short-term money market instruments or in U.S. government securities that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:

• obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
• certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
• commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board’s current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund’s performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

Investment Policy	Money market securities must be rated in one of the top two credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp.

HOW DO THE RISK FACTORS COMPARE?

Are The Risk Factors For JPVF Money Market And LVIP Money Market Similar?

Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment strategies of JPVF Money Market and LVIP Money Market. The risks of LVIP Money Market are described in greater detail in its Prospectus.  An investment in neither JPVF Money Market nor LVIP Money Market is insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and you can lose money.

What Are The Primary Risks?

Principal Investing Risks	These risks include

•  INTEREST-RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

• CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligations on a timely basis.

•  FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

JPVF Money Market and LVIP Money Market are both subject to INTEREST RATE RISK.

JPVF MONEY MARKET	Invests substantially all of its assets in fixed income securities.

LVIP MONEY MARKET	Invests substantially all of its assets in fixed income securities.

The values of fixed income securities are subject to change when prevailing interest rates change. When interest rates rise, the value of fixed income securities and certain dividend paying stocks tends to fall. Since both JPVF Money Market and LVIP Money Market invest substantially all assets in fixed income securities, if interest rates were to rise, then the value of your investment may decline.

Alternatively, when interest rates fall, the value of debt securities may rise.  In addition, a broad-based market decline may cause the price of fixed income securities to fall.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time.  Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities.  Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a portfolio’s fixed income investments will affect the volatility of the portfolio’s yield.

JPVF Money Market and LVIP Money Market are both subject to CREDIT RISK.

JPVF MONEY MARKET	Invests substantially all of its assets in fixed income securities.

LVIP MONEY MARKET	Invests substantially all of its assets in fixed income securities.

The value of fixed income securities is directly affected by an issuer’s ability to pay principal and interest on time.  Since both JPVF Money Market and LVIP Money Market invest in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.  A portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the portfolio. Such third party may be unwilling or unable to honor its financial obligations.  In addition, while short term fixed income securities (also known as money market instruments) provide opportunities for income with low credit risk, such securities may not keep pace with inflation and may result in a lower yield than would be available from fixed income securities (including money market instruments) of a lower quality or longer term.

JPVF Money Market and LVIP Money Market are both subject to FOREIGN INVESTMENT RISK.

JPVF MONEY MARKET

May invest in dollar obligations of foreign branches of U.S. banks and dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks.

LVIP MONEY MARKET	May invest in dollar-denominated deposits in foreign banks that have assets of at least one billion dollars.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.  Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.  Foreign markets may be less liquid and more volatile than U.S. markets.  Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Are There Any Other Risks?

JPVF Money Market may purchase commercial paper and corporate and other notes if such notes are guaranteed as to the payment of principal and interest by U. S. banks’ letters of credit or collateralized by U.S. Government obligations.  In addition, JPVF Money Market may also enter into repurchase agreements whereby it purchases obligations, subject to the agreement by the other party to repurchase such obligations at a specified price and date.  Repurchase agreements involve additional risks, including the risk that the other party may not fulfill its obligation to repurchase at the specified time and price.

LVIP Money Market may purchase commercial paper issued by banks, corporations or government bodies, participations in short-term, high quality commercial bank loans issued by creditworthy banks, and bankers’ acceptances.  In addition, LVIP Money Market may also enter into repurchase agreements whereby it purchases obligations, subject to the agreement by the other party to repurchase such obligations at a specified price and date.  Repurchase agreements involve additional risks, including the risk that the other party may not fulfill its obligation to repurchase at the specified time and price.

For more information about the risks associated with an investment in LVIP Money Market, please see LVIP Money Market’s Prospectus.

HOW DO THE FEES AND EXPENSES OF JPVF MONEY MARKET AND LVIP MONEY MARKET COMPARE?

JPVF Money Market offers one class of shares.  LVIP Money Market offers two classes of shares: Standard Class and Service Class.  The Reorganization proposes that JPVF Money Market shares will be exchanged for LVIP Money Market Standard Class shares.  You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of JPVF Money Market and LVIP Money Market. The table entitled “LVIP Money Market (Pro Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of JPVF Money Market and LVIP Money Market set forth in the following tables and in the examples are based on the expenses for JPVF Money Market and LVIP Money Market for the year ended December 31, 2005.  The amounts for JPVF Money Market have been restated to reflect reductions in the investment advisory fees which became effective May 1, 2006. The amounts for LVIP Money Market (Standard Class) have been restated to reflect a change in LVIPT’s expense allocation methodology. The amounts for Standard Class shares of LVIP Money Market (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of LVIP Money Market would have been for the year ended December 31, 2005 had the Reorganization taken place as of January 1, 2005.

The shares of JPVF Money Market and LVIP Money Market are not charged any initial or deferred sales charge, or any other transaction fees. THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES, AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH JPVF MONEY MARKET AND LVIP MONEY MARKET SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
For the Year Ended 12/31/2005

	JPVF	LVIP Money	LVIP Money Market
	Money Market	Market (Standard Class)	Pro Forma (Standard Class)
Management Fees	0.49%*	0.44%	0.43%

Distribution and 12b-1 Fees	None	None

Other Expenses	0.07%	0.10%	0.09%

Total Annual Portfolio Operating Expenses	0.56%	0.54%	0.52%

*      Effective May 1, 2006, the investment advisory fee for the JPVF Money Market Portfolio was reduced from .50% for the first $50 million of JPVF Money Market’s average daily net assets, 0.45% of the next $50 million, 0.40% of the next $150 million, and 0.30% for amounts over $250 million to 0.40% for the first $100 million of JPVF Money Market’s average daily net assets, 0.35% for the next $150 million, and 0.30% for amounts over $250 million.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in JPVF Money Market versus LVIP Money Market and LVIP Money Market (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE JPVF MONEY MARKET AND THE LVIP MONEY MARKET SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

EXAMPLES OF PORTFOLIO EXPENSES

JPVF MONEY MARKET

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$57	$179	$313	$701

LVIP MONEY MARKET

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$55	$173	$302	$677

LVIP MONEY MARKET (PRO FORMA)

For the periods ended December 31, 2005
One Year	Three Years	Five Years	Ten Years
$53	$167	$291	$653

HOW DO PERFORMANCE RECORDS COMPARE?

The following charts show how the Standard Class shares of LVIP Money Market and the shares of JPVF Money Market have performed in the past.  PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES, OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES.  IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss for the shares of JPVF Money Market and Standard Class shares of LVIP Money Market for the last ten calendar years.

These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio’s return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for JPVF Money Market and LVIP Money Market, which periods may have occurred before your Policy began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

JPVF MONEY MARKET

Annual Total Returns

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
4.65%	4.86%	4.86%	4.57%	5.90%	3.77%	1.22%	0.59%	0.79%	2.73%

High Quarter: 4th — 2000 + 1.52%
Low Quarter: 2nd – 2004 + 0.10%

LVIP MONEY MARKET (Standard Class)

Annual Total Returns

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
5.07%	5.14%	5.12%	4.74%	6.06%	4.06%	1.36%	0.68%	0.88%	2.79%

High Quarter: 4th - 2000 + 1.76%
Low Quarter: 2nd - 2004 + 0.14%

For a detailed discussion of the manner of calculating total return, please see each Portfolio’s Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about LVIP Money Market is also contained in management’s discussion of LVIP Money Market’s performance which appears in the most recent Semi-Annual Report of the LVIPT relating to LVIP Money Market.

WHO WILL BE THE INVESTMENT ADVISER AFTER THE REORGANIZATION?

JPVF Money Market Adviser

Jefferson Pilot Investment Advisory Corporation (JPIAC) is the investment adviser for JVPF Money Market.  It has contracted with the Subadviser, Massachusetts Financial Services Company (“MFS”) to make the day-to-day investment decisions for JPVF Money Market. It is responsible for overseeing the Fund’s subadvisers, including the Subadviser, and for making recommendations to JPVF’s Board of Directors relating to hiring and replacing JPVF’s subadvisers.

Facts about the Adviser:

•                  Jefferson Pilot Investment Advisory Corporation is an affiliate of the Jefferson Pilot Insurance Companies and of Lincoln National.

•                  It manages a family of investment portfolios sold primarily to separate accounts of Jefferson Pilot Insurance Companies and its affiliates to fund variable life insurance contracts and variable annuity contracts, with assets of approximately $1.2 billion as of June 30, 2006.

Jefferson Pilot Investment Advisory Corporation is located at One Granite Place, Concord, New Hampshire 03301

Subadviser

Massachusetts Financial Services Company (“MFS”) (the “Subadviser”) is the subadviser to JPVF Money Market. Pursuant to a Subadvisory Agreement, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

Facts about the Subadviser:

•                  The Subadviser is America’s oldest mutual fund organization.  MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States.

•                  The Subadviser, a wholly-owned subsidiary of Sun Life Assurance Company of Canada, had approximately $162.5 billion in assets under management as of December 31, 2005.

•                  The Subadviser is located at 500 Boylston Street, Boston, Massachusetts 02116.

LVIP Money Market Adviser – Change in LVIP Money Market Adviser After the Reorganization

Delaware Management Company (DMC) currently serves as the investment adviser for LVIP Money Market.  As adviser, DMC makes the day-to-day investment decisions for LVIP Money Market.

It is anticipated that the shareholders of LVIPT will approve the recommendation of the Trustees of LVIPT to enter into an investment advisory agreement with Jefferson Pilot Investment Advisory Corporation, effective on the date of Reorganization, to provide services similar to those provided to JPVF Money Market and that Jefferson Pilot Investment Advisory Corporation will enter into a subadvisory agreement with DMC pursuant to which DMC will continuously furnish an investment program for the LVIP Money Market, making day-to-day investment decisions on behalf of the LVIP Money Market, and arranges for the execution of portfolio transactions.  It is expected that the same DMC personnel will be providing such services as now provide them for the LVIP Money Market.

Facts about the Current Adviser and Proposed Subadviser:

•                  DMC is an affiliate of Lincoln National and the Jefferson Pilot Insurance Companies.

•                  DMC traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. It also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National.

•                  DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

JPVF Money Market Management Fees

JPVF Money Market pays the Jefferson Pilot Investment Advisory Corporation a monthly investment advisory fee at the annual rate of 0.40% for the first $100 million of the Portfolio’s average daily net assets, 0.35% for the next $150 million, and 0.30% for amounts over $250 million.

JPVF Money Market Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by Jefferson Pilot Investment Advisory Corporation for providing advisory services to JPVF Money Market. JPVF Money Market does not pay a fee to the Subadviser.

LVIP Money Market Management Fees

LVIP Money Market pays the Adviser a monthly investment advisory fee at the annual rate of 0.48% for the first $200 million of LVIP Money Market’s average daily net assets, 0.40% for the next $200 million, and 0.30% for amounts over $400 million.

LVIP Money Market Proposed Subadvisory Fees

After the Reorganization, subject to approval by the shareholders of LVIP Money Market, LVIP Money Market’s investment adviser, Jefferson Pilot Investment Advisory Corporation, will pay DMC subadvisory

fees at the annual rate of 0.    % for the first $200 million of LVIP Money Market’s average daily net assets, 0.    % for the next $200 million, and 0.    % for amounts over $400 million

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

At an in-person meeting held on November 6, 2006, all of the Directors of JPVF, including the Directors who are not “interested persons” (the “Disinterested Directors”), as such term is defined in the 1940 Act, considered and approved the Reorganization with respect to JPVF Money Market; they determined that the Reorganization was in the best interests of shareholders of JPVF Money Market; and they found that the interests of existing shareholders of JPVF Money Market will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by the management of JPVF with respect to JPVF Money Market and reviewed various factors about JPVF, JPVF Money Market, and the proposed Reorganization.  During their review of the proposed Reorganization, the Disinterested Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the Reorganization, including the merger of JPVF Money Market into the LVIP Money Market, the Board considered the following factors:

•                  LVIP Money Market provides a similar investment objective as JPVF Money Market, at a reduced total expense;

•                  the relative asset sizes of JPVF Money Market ($83.7 million at June 30, 2006) and LVIP Money Market ($468.3 million at June 30, 2006) and the operation efficiencies that may result from participating in a larger portfolio;

•                  the terms and conditions of the Reorganization;

•                  the fact that the Reorganization will not result in a dilution of shareholders’ interests;

•                  the effect of the Reorganization on the Policy owners and the value of their Policies;

•                  the fact that The Lincoln National Life Insurance Company will bear the proxy-related expenses of the Reorganization, and that JPIAC will bear the transaction costs of selling such portfolio securities to the extent that such costs exceed the benefits resulting from the benefit to shareholders attributable to the reduced expense ratio resulting from the merger.  The costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio.

•                  the fact that LVIP Money Market will assume all of the liabilities of JPVF Money Market;

•                  the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•                  the alternatives available to shareholders of JPVF Money Market, including the ability to redeem their shares (and Policy owners to request reallocation of their Policy values).

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Directors of JPVF concluded that the Reorganization would be in the best interests of the JPVF Money Market and its shareholders.  Consequently they approved the Plan and directed that the Plan be submitted to shareholders of JPVF Money Market for approval.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED
REORGANIZATION.

The Trustees of LVIPT, including those Trustees who are not “interested persons” of LVIPT (the “Independent Trustees”), have also approved the Plan on behalf of LVIP Money Market.

REQUIRED VOTE

The proposal will be adopted with respect to JPVF Money Market if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding JPVF Money Market shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposal No. 1 is approved by shareholders of JPVF Money Market, it will be implemented on or about May 1, 2007.

If Proposal No. 1 is not approved by shareholders of JPVF Money Market, it will not be implemented for JPVF Money Market. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of JPVF Money Market for approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 1

INFORMATION ABOUT THE REORGANIZATION

WHAT ARE THE REASONS FOR THE REORGANIZATION?

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Fund’s remaining portfolios.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan generally provides that:

•                  all of the assets of JPVF Money Market will be acquired by LVIP Money Market in exchange for Standard Class shares of LVIP Money Market;

•                  the assumption by LVIP Money Market of all of the liabilities of JPVF Money Market;

•                  the liquidation of JPVF Money Market by distribution of shares of LVIP Money Market to the record holders of JPVF Money Market; and

•                  the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

At or prior to the Closing Date, JPVF Money Market will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to JPVF Money Market’s Record Holders all of JPVF Money Market’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the JPVF Money Market’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Standard Class shares of LVIP Money Market to be received by the Record Holders of JPVF Money Market will be determined by multiplying the outstanding shares of JPVF Money Market by a factor which shall be computed by dividing the net asset value per share of the shares of JPVF Money Market by the net asset value per share of the Standard Class shares of LVIP Money Market. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Citibank, N.A., the custodian for JPVF Money Market, will compute the value of JPVF Money Market’s portfolio of securities, and Mellon Bank, N.A., custodian for LVIP Money Market, will compute the value of LVIP Money Market’s portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of JPVF Money Market and LVIP Money Market, respectively, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, JPVF Money Market will exchange its assets for shares of LVIP Money Market and assumption of the liabilities of JPVF Money Market, and JPVF Money Market will distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of LVIP Money Market received by JPVF Money Market.  The distribution will be accomplished by the establishment of accounts in the names of JPVF Money Market’s Record Holders on LVIP Money Market’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of LVIP Money Market due to JPVF Money Market’s Record Holders.  All issued and outstanding shares of JPVF Money Market will be canceled. The shares of LVIP Money Market to be issued will have no preemptive or conversion rights and no share certificates will be issued.  After these distributions and the winding up of its affairs, JPVF Money Market will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by JPVF Money Market’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel.  Notwithstanding approval of JPVF Money Market’s shareholders, the Plan may be terminated (a) by the mutual agreement of JPVF Money Market and LVIP Money Market; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The Plan also provides that certain costs of the Reorganization, including the costs of printing and distributing the proxy materials, will be paid by The Lincoln National Life Insurance Company.  If the Reorganization is consummated, if portfolio securities will be sold by the portfolio manager of the combined JPVF Money Market/LVIP Money Market, the investment adviser will bear the transaction costs of selling such portfolio securities to the extent that such costs exceed the benefits resulting from the benefit to shareholders attributable to the reduced expense ratio resulting from the merger.  The costs of reinvestment of the proceeds of the sales of such portfolio securities will be borne by the merged portfolio.

If JPVF Money Market’s shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

What Will Be The Primary Federal Tax Consequences Of The Reorganization?

Prior to or at the completion of the Reorganization, JPVF Money Market and LVIP Money Market will have received an opinion of counsel, who may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, that the Reorganization has been structured so that no gain or loss will be recognized by JPVF Money Market or its Record Holders for federal income tax purposes as a result of receiving shares of LVIP Money Market in connection with the Reorganization. The holding period and aggregate tax basis of the shares of LVIP Money Market that are received by the Record Holders of JPVF Money Market will be the same as the holding period and aggregate tax basis of the shares of JPVF Money Market previously held by such Record Holders, provided that such shares of JPVF Money Market are held as capital assets. In addition, the holding period and tax basis of the assets of JPVF Money Market in the hands of LVIP Money Market as a result of the Reorganization will be the same as in the hands of JPVF Money Market immediately prior to the Reorganization, and no gain or loss will be recognized by LVIP Money Market upon the receipt of the assets of JPVF Money Market in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of JPVF Money Market’s liabilities.  Assuming each shareholder’s Contract is treated as a variable annuity or variable life insurance policy for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

For the purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of JPVF Money Market. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming each shareholder’s Contract is treated as a variable life insurance policy or a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.  As a condition to the closing of the Reorganization, JPVF Money Market and LVIP Money Market will receive an opinion of counsel, which may be counsel to Lincoln National and the Jefferson Pilot Insurance Companies, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by JPVF Money Market and LVIP Money Market, for federal income tax purposes, upon consummation of the Reorganization:

(1)                       The transfer of all of the assets of JPVF Money Market solely in exchange for shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money

Market followed by the distribution of LVIP Money Market’s shares to the Record Holders of JPVF Money Market in dissolution and liquidation of JPVF Money Market, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and JPVF Money Market and LVIP Money Market will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)                       No gain or loss will be recognized by LVIP Money Market upon the receipt of the assets of JPVF Money Market solely in exchange for the shares of LVIP Money Market and the assumption by LVIP Money Market of the liabilities of JPVF Money Market;

(3)                       No gain or loss will be recognized by JPVF Money Market on the transfer of its assets to LVIP Money Market in exchange for LVIP Money Market’s shares and the assumption by LVIP Money Market of the liabilities of JPVF Money Market or upon the distribution (whether actual or constructive) of LVIP Money Market’s shares to JPVF Money Market’s Record Holders in exchange for their shares of Money Market;

(4)                       No gain or loss will be recognized by JPVF Money Market’s Record Holders upon the exchange of their shares of JPVF Money Market for shares of LVIP Money Market in liquidation of JPVF Money Market;

(5)                       The aggregate tax basis of the shares of LVIP Money Market received by each Record Holder of JPVF Money Market pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of JPVF Money Market held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of LVIP Money Market received by each Record Holder of JPVF Money Market will include the period during which the shares of JPVF Money Market exchanged therefor were held (provided that the shares of JPVF Money Market were held as a capital asset on the date of the Reorganization);

(6)                       The tax basis of the assets of JPVF Money Market acquired by LVIP Money Market will be the same as the tax basis of such assets to JPVF Money Market immediately prior to the Reorganization, and the holding period of such assets in the hands of LVIP Money Market will include the period during which the assets were held by JPVF Money Market; and

(7)                       LVIP Money Market will succeed to and take into account capital loss carryovers, if any, of JPVF Money Market described in Section 381(c)  of the Code. LVIP Money Market will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of JPVF Money Market would recognize a taxable gain or loss equal to the difference between its tax basis in its JPVF Money Market shares and the fair market value of the shares of LVIP Money Market it received.

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of JPVF Money Market and LVIP Money Market as of June 30, 2006, and the capitalization of LVIP Money Market on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately            Standard Class shares of LVIP Money Market for each share of JPVF Money Market.

CAPITALIZATION OF JPVF MONEY MARKET, LVIP MONEY MARKET AND
LVIP MONEY MARKET (PRO FORMA)

	JPVF	LVIP Money	LVIP Money	LVIP MONEY MARKET	LVIP Money Market
	MONEY MARKET	Market (Standard Class)	Market (Service Class)	Standard Class (PRO FORMA)	Total Shares

Net Assets	$	$	$
$
Net Asset Value Per Share	$	$	$

Number of Shares Outstanding

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of JPVF Money Market and LVIP Money Market at the time of the Reorganization.

DISTRIBUTION OF SHARES

LVIPT mainly sells shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of LVIP Money Market reflected in the calculation of (and therefore reduce) the net asset value of LVIP Money Market and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. LVIP Money Market currently does not, and has no plans to, offer shares to separate accounts of insurers other than those which are direct or indirect subsidiaries of Lincoln National; however, if approved by the Board of Trustees of LVIP Money Market, such shares may be offered to separate accounts of insurers which are not direct or indirect subsidiaries of Lincoln National.

The Lincoln National Life Insurance Company (“LNL”) serves as the distributor for the Trust’s shares. Under Distribution Agreements with the Trust, LNL serves as the general distributor of shares of each class of the Trust’s series, including LVIP Money Market, which are sold at the net asset value of such class without any sales charge. The offering of LVIP Money Market’s shares is continuous.  Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate LNL to sell a specific number of shares.

LVIP Money Market is authorized to issue two classes of shares: Standard Class and Service Class. JPVF Money Market currently offers only one undesignated class of shares. Each Class of LVIP Money Market has a distribution agreement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of JPVF Money Market will receive Standard Class shares of LVIP Money Market. Standard Class shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees.  No Rule 12b-1 plan has been adopted for the Standard Class shares of LVIP Money Market.  LVIPT has adopted a Rule 12b-1 plan for Service Class which allows LVIPT to pay distribution fees of up to 0.35% from assets of Service Class series to those organizations which sell and distribute Service Class shares and provide services to Service Class shareholders and policy owners.

In connection with the Reorganization, no sales charges will be imposed.  Certain sales or other charges may be imposed by the Contracts for which LVIP Money Market serves as an investment vehicle.  More detailed descriptions of the Service Class shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to LVIP Money Market.

RULE 12b-1 PLAN

Pursuant to Rule 12b-1 under the 1940 Act, LVIPT has adopted a distribution and service plan (the “12b-1 Plan”) for the Service Class of shares of each LVIPT Series. As previously noted, the Trust offers shares of beneficial interest to insurance company affiliates of Lincoln National (the “Lincoln Insurance Companies”) for allocation to certain of their respective variable life insurance and annuity contracts.  LVIPT may pay the Lincoln Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable life insurance and annuity contracts offering Service Class shares.  LVIPT would pay each third-party for these services pursuant to a written agreement with that third-party.  LVIPT currently does not offer its shares to other than the Lincoln Insurance Companies; however, in the future it may determine to offer its shares to life insurance companies not affiliated with Lincoln National.

Payments made under the 12b-1 Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay the Lincoln Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as LVIPT or a variable life insurance or annuity contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each LVIPT series to pay to the Lincoln Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the “12b-1 Plan Fee”) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of LVIPT, as compensation or reimbursement for services rendered and/or expenses borne. The 12b-1 Plan Fee is currently 0.25%. The 12b-1 Plan Fee may be adjusted by LVIPT’s board of trustees from time to time.  The 12b-1 Plan may not limit 12b-1 Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from 12b-1 Plan Fees in any particular year.

No “interested person” or independent trustee of LVIPT had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of LVIPT, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the 12b-1 Plan will benefit each fund and contract owners of the Service Class of series of LVIPT.  Each year, the Trustees must make this determination for the 12b-1 Plan to be continued.

If the Reorganization is approved, LVIPT shares will be made available for purchase by the Jefferson Pilot Insurance Companies and that shares of the Service Class would also be made available to the Jefferson Pilot Insurance Companies.  However, if the Reorganization of JPVF Money Market into LVIP Money Market is approved, only LVIP Money Market Standard Class shares, which do not participate in the 12b-1 Plan or are subject to the 12b-1 Plan Fee, will be issued.

PURCHASE AND REDEMPTION PROCEDURES

The Prospectus for your Policy describes the procedures for allocating your purchase payments or premiums to subaccounts which purchase shares of JPVF Money Market or LVIP Money Market.  No fee is charged by JPVF Money Market or LVIP Money Market for the purchase or redemption of shares.  The Policy Prospectus describes whether an Insurance Company charges any fees for purchasing a Policy or redeeming your interest in a Policy.  JPVF Money Market and LVIP Money Market buys or sells shares at net asset value per share of the JPVF Money Market and LVIP Money Market, respectively, for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Policy.

The Insurance Companies place orders for the purchase or redemption of shares of JPVF Money Market and LVIP Money Market based on, among other things, the amount of net Policy premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Policies. Orders are effected at the net asset value per share for JPVF Money Market or LVIP Money Market determined at the close of business on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Policy.

EXCHANGE PRIVILEGES

The Policy Prospectus indicates whether an Insurance Company charges any fees for moving your Policy values from one subaccount to another. No fees for exchanges are charged by the either JPVF Money Market or LVIP Money Market.

DIVIDEND POLICY

JPVF Money Market declares and distributes their dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner. JPVF Money Market normally distributes such dividends on an basis.

LVIP Money Market declares and distributes daily dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts, and not to you, the Policy Owner.

All net realized long-term capital gains of JPVF Money Market and LVIP Money Market, if any, are also declared and distributed at least once a year and reinvested in additional shares of JPVF Money Market and LVIP Money Market, respectively.

Dividend distributions are in the form of additional shares of stock and, with respect to JPVF Money Market, at the request of the shareholders, these distributions can be made in cash.  The result is that the investment performance, including the effect of dividends, of JPVF Money Market and LVIP Money Market is reflected in the cash value of the Policies.

Both JPVF Money Market and LVIP Money Market have qualified, and LVIP Money Market intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a regulated investment company must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as a regulated investment company distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that regulated investment company will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The operations of Jefferson Pilot Variable Fund, Inc. (“JPVF”), of which JPVF Money Market is a part, are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law.  The operations of LVIPT, of which LVIP Money Market is a part, are governed by its Declaration of Trust and By-Laws, and applicable Delaware law.  As discussed below, certain of the differences between JPVF and LVIPT derive from provisions of LVIPT’s Declaration of Trust and By-Laws.  Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of JPVF’s Articles of Incorporation and Bylaws, without charge, upon written or oral request to JPVF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

As noted above, JPVF is organized as a Maryland corporation, and LVIPT is organized as a Delaware statutory business trust. JPVF and LVIPT are both open-end management investment companies registered with the SEC under the 1940 Act and are organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act.  The series of JPVF consist of JPVF Money Market and other series of various asset classes.  The series of LVIPT consist of LVIP Money Market and other series of various asset classes.  Both JPVF and LVIPT currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

CAPITALIZATION

The shares in JPVF are represented by 20 billion common shares with a par value of $0.01 each, of one or more series. The beneficial interests in LVIPT are represented by an unlimited number of transferable shares of beneficial interest, without par value.  Both the Articles of Incorporation of JPVF and the Declaration of Trust of LVIPT permit the members of the respective Boards to allocate shares into one or more series and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by JPVF and LVIPT.

Shares of JPVF Money Market are offered in one class and represent an equal pro rata interest therein.  Shares of LVIP Money Market are currently offered in two classes (Standard Class and Service Class).  Shares of the classes of LVIP Money Market represent an equal proportionate interest in the respective Class and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees.  Shareholders of the JPVF Money Market and LVIP Money Market are entitled to receive dividends and other amounts as determined by respective Directors or Trustees, as applicable.  Shareholders of each class of LVIP Money Market vote separately as to matters, such as changes in fundamental investment restrictions, which affect only its particular class. Additionally, shareholders of LVIP Money Market vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, which affect only its particular class.

SHAREHOLDER LIABILITY

Under Maryland law, shareholders of JPVF Money Market as shareholders of a Maryland corporation have no personal liability as such for the acts or obligations of JPVF Money Market or JPVF, as the case may be. By contrast, shareholders of LVIP Money Market as shareholders of a Delaware business trust could have this type of liability if LVIP Money Market Fund itself had no remaining assets to pay its obligations. Delaware statutory trust law provides that shareholders of LVIP Money Market are entitled to the same protection from personal liability that they would have as shareholders of a Delaware corporation.  However, it is less settled whether courts of other states will give effect to this statutory limitation of liability.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Neither JPVF on behalf of JPVF Money Market nor LVIP on behalf of LVIP Money Market is required to hold annual meetings of shareholders. Under the provisions of the 1940 Act, each of JPVF and LVIPT is required to call a meeting of shareholders for the purpose of electing Directors or Trustees, respectively, if, at any time, less than a majority of the Directors or Trustees, respectively, then holding office were elected by shareholders.  Neither JPVF nor LVIPT currently intends to hold regular shareholder meetings.  Cumulative voting is not permitted in the election of Directors of JPVF or of Trustees of LVIPT.

The Bylaws of JPVF provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of JPVF. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to JPVF Money Market, holders of a majority of the total number of shares of JPVF Money Market then outstanding and entitled to vote at a meeting constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjournment.  Approval of a matter by the shareholders of JPVF generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.  A Director of JPVF must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election.

For LVIPT, when a quorum (one-third of the shares outstanding and entitled to vote) is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act).  A Director of JPVF may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present.  A Trustee of LVIPT may be removed at a meeting of shareholders, duly called, by a vote of a majority of the shares present and entitled to vote on such removal.

Under the Articles of Incorporation of JPVF and the Declaration of Trust of LVIPT, respectively, each whole share of common stock of a JPVF portfolio and each whole share of beneficial interest of a LVIPT series is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

In the event of liquidation of JPVF, the shareholders of each of JPVF’s Portfolios that has been established and designated, including the JPVF Money Market, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund.  Additionally, in the event of liquidation of JPVF, any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of LVIPT and LVIP Money Market, provisions similar to the provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND TRUSTEES

Pursuant to Maryland law and the Bylaws of JPVF, JPVF shall indemnify current and former Directors and officers of JPVF to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, JPVF is required to indemnify or advance expenses only to the extent specifically approved by resolution of the JPVF’s Board of Directors.  No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that JPVF will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) JPVF is insured against losses arising from any lawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

Similarly, to protect the Trustees of LVIPT against liability, the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees are permitted by the Delaware Business Trust Act: (1) the Trustees shall not be responsible or liable to any Person, other than the Trust or a sub-adviser to the extent provided in this Article VII for any act, omission or obligation of: the Trust, any agent or employee of the Trust; any Manager, sub-Manager, or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission or obligation of any other Trustee or officer, respectively; and (2) LVIPT shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to such Trustee’s performance of his or her duties as Trustee of the Trust, whether the events occur at the time a Person serves as a Trustee of the Trust and whether or not such Person is a Trustee at the time of any proceeding in which liability is asserted.

Furthermore, the Agreement and Declaration of Trust provides that nothing in it protects a Trustee against any liability to LVIPT or its shareholders to which such Trustee otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office provided, however, that a Trustee shall not be liable for errors of judgment in mistakes of fact or law.

The foregoing is only a summary of certain characteristics of the operations of JPVF and the Articles of Incorporation of JPVF and the Agreement and Declaration of Trust of LVIPT, their Bylaws and Maryland or Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation of JPVF and to the Agreement and Declaration of Trust, Bylaws and Maryland and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of JPVF Money Market in connection with a solicitation of voting instructions by the Directors of JPVF, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 15, 2007, at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of JPVF Money Market on or about January 8, 2007.

The Board of Directors of JPVF has fixed the close of business on December 15, 2006 as the record date (the “Record Date”) for determining the shareholders of JPVF Money Market entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of JPVF Money Market, and are the Record Holders of the Portfolio at the close of business on the Record Date.  Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of JPVF Money Market. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of JPVF Money Market in accordance with voting instructions received on a timely basis from Policy Owners.  In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Policy Owners.

The number of shares as to which voting instructions may be given by a Policy Owner of a Policy is determined by the number of full and fractional shares of JPVF Money Market held in a separate account with respect to that particular Policy. In voting for the Reorganization, each full share of JPVF Money Market is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•                  Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

•                  Interests in Policies for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Policy Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. Neither the SEC nor the

Insurance Company requires any specific minimum percentage of Policy Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Policy Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Policy Owners may, in practice, determine whether an item passes or fails.

Approval of the Reorganization will require the affirmative vote of at least majority of the holders of the outstanding shares of JPVF Money Market entitled to vote cast at a shareholders’ meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of a majority of the total number of shares of JPVF Money Market then outstanding and entitled to vote at any shareholders’ meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of JPVF Money Market were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of JPVF.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2007 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of JPVF Money Market (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by                                 , JPVF Money Market’s proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $                  ) will be paid by The Lincoln National Life Insurance Company.

If shareholders of JPVF Money Market do not vote to approve the Reorganization, the Directors of JPVF will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of JPVF Money Market who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Policy Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Policies or to make withdrawals under the Policies will not be affected.

JPVF does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of JPVF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by JPVF in a reasonable period of time prior to that meeting.

The votes of the shareholders of LVIP Money Market are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

The Record Holders of JPVF Money Market at the close of business on December 15, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of JPVF Money Market owned as of the Record Date. As of the Record Date, the total number of shares of JPVF Money Market outstanding and entitled to vote was                           .

As of December 15, 2006, the officers and Directors of JPVF beneficially owned as a group none of the outstanding shares of JPVF Money Market.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On December 15, 2006, to the knowledge of the Directors and management of JPVF, the Insurance Companies and their respective separate accounts collectively owned of record 100% of the shares of JPVF Money Market.

Each Insurance Company has advised JPVF Money Market that at December 15, 2006 there were no persons owning Policies which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of JPVF Money Market.

As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of LVIP Money Market were owned by separate accounts of The Lincoln National Life Insurance Company (“LNL”) and Lincoln Life & Annuity Company of New York (“LLANY”) (wholly-owned indirect subsidiaries of Lincoln National). Therefore, as of the date of this Prospectus/Proxy Statement, LNL and LLANY were each presumed to be in control (as that term is defined in the 1940 Act) of LVIP Money Market and LVIPT.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the JPVF Money Market and LVIP Money Market of the fiscal years ended December 31, 2005, contained in the 2005 Annual Reports to Shareholders, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as stated in their reports dated February 10, 2006, which are Incorporated herein by reference, and have been so incorporated in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the participation of JPVF Money Market in the Reorganization will be passed upon by Craig D. Moreshead, Esq., Senior Counsel of the Jefferson Pilot Insurance Companies.

Certain legal matters concerning the issuance of shares of LVIP Money Market will be passed upon by Colleen Tonn, Esq, Senior Counsel, of Lincoln National.

ADDITIONAL INFORMATION

JPVF Money Market and JPVF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. or may be obtained upon the payment of a duplicating fee by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

OTHER BUSINESS

The Directors of JPVF do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF JPVF RECOMMEND APPROVAL OF THE PLAN
WITH RESPECT TO JPVF MONEY MARKET
AND ANY UNMARKED VOTING INSTRUCTIONS
WILL BE VOTED IN FAVOR OF
APPROVAL OF THE PLAN.

January 15, 2007

EXHIBIT A

Plan of Reorganization

THIS PLAN OF REORGANIZATION dated as of                              , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the “Acquired Corporation”) and certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Acquiring Trust”).

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland.  The Acquired Corporation was incorporated in October 19, 1984, and has $20 billion authorized shares with a par value of one (1) cent per share.  The Acquired Corporation owns no interest in land in Maryland.  The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware.  The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value.  The Acquiring Trust owns no interest in land in Delaware.  The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.  It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”).  The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund	Corresponding Acquiring Fund
(a series of the Acquired Corporation)	(a series of the Acquiring Trust)
JPVF Money Market Portfolio	Lincoln VIP Money Market Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds.  It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the

Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE  I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund.  Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE  II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class.  The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m.  Eastern Standard Time on the day of the Effective Time.  The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect.  In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE  III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval.  Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1.                                       The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of

the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(_) of the Code;

2.                                       No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3.                                       The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4.                                       The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5.                                       No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6.                                       No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7.                                       The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8.                                       The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE  IV

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization.  The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings.  However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the Acquiring Funds and the Lincoln National Life Insurance Company in accordance with a methodology approved by the respective Boards.

ARTICLE  V

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned.  In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an

Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:

[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquiring Funds

By:

[Title]

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 15, 2007

JEFFERSON PILOT VARIABLE FUND, INC.
ONE GRANITE PLACE
CONCORD, NEW HAMPSHIRE 03301

This Statement of Additional Information relates to a transaction whereby all of the assets and liabilities of the Money Market Portfolio (“JPVF Money Market”) of Jefferson Pilot Variable Fund, Inc. (“JPVF”) will be transferred to the Money Market Fund (“LVIP Money Market”) of the Lincoln Variable Insurance Products Trust (“LVIPT”) in exchange for Standard Class shares of LVIP Money Market.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 8, 2007 for the Special Meeting of Shareholders of JPVF Money Market to be held on February 12, 2007. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPVF at 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

Further information about the JPVF Money Market and about LVIP Money Market is contained in the Statement of Additional Information (“SAI”) for the JPVF and LVIPT, respectively, dated May 1, 2006, which is incorporated herein by reference.  Copies of the SAI for JPVF may be obtained by written request to the address above or by calling 1-800-248-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire)..  Copies of the SAI for LVIPT may be obtained by writing to LVIPT at 1300 South Clinton Street, Fort Wayne, Indiana 46801 or by calling 1-800-4LINCOLN (454-6265)

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

GENERAL INFORMATION
FINANCIAL STATEMENTS

GENERAL INFORMATION

The Shareholders of the JPVF Money Market are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Agreement”) dated as of                , 2007 whereby the assets and liabilities of JPVF Money Market will be transferred to LVIP Money Market, a series of the LVIPT, in exchange for shares of LVIP Money Market, and the assumption by LVIP Money Market of the liabilities of JPVF Money Market.

A Special Meeting of Shareholders of JPVF Money Market to consider the proposal and the related transaction will be held at the offices of JPVF at One Granite Place, Concord, New Hampshire 03301 on March 15, 2007 at 10:00 A.M. (Eastern time).  For further information about the transaction, see the Combined Prospectus/Proxy Statement.

The following documents are incorporated by reference into this Statement of Additional Information:

(1)                                  The Statement of Additional Information of JPVF dated May 1, 2006.

(2)                                  The Statement of Additional Information of LVIPT dated May 1, 2006.

(3)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to JPVF Money Market included in the Annual Reports to Shareholders of JPVF for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(4)                                  The audited financial statements and related reports of the independent registered public accounting firm with respect to LVIP Money Market included in the Annual Reports to Shareholders of LVIPT for the fiscal year ended December 31, 2005.  No other parts of the Annual Reports are incorporated herein by reference.

(5)                                  The unaudited financial statements with respect to JPVF Money Market included in the Semi-Annual Reports to Shareholders of JPVF at and for the six months ended June 30, 2006.  No other parts of the Semi-Annual Reports are incorporated herein by reference.

(6)                                  The unaudited financial statements with respect to LVIP Money Market included in the Semi-Annual Reports to Shareholders of LVIPT at and for the six months ended June 30, 2006.  No other parts of the Annual Reports are incorporated herein by reference.

This Statement of Additional Information consists of this cover page and the documents described above.

FINANCIAL STATEMENTS

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the JPVF Money Market and LVIP Money Market at and for the twelve-month period ended June 30, 2006, and have been derived from unaudited financial statements for JPVF Money Market and LVIP Money Market for the period ended June 30, 2006.

The financial statements of JPVF and JPVF Money Market contained in the JPVF’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for JPVF. This annual report, as well as the most recent semi-annual report of JPVF, which contains unaudited financial statements of JPVF and JPVF Money Market at and for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-258-3648 (outside New Hampshire) and 1-800-322-0235 (inside New Hampshire).

The financial statements of LVIPT and LVIP Money Market contained in LVIPT’s annual report to shareholders for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, the independent registered public accounting firm for LVIPT. This annual report, as well as the most recent semi-annual report of LVIPT, which contains unaudited financial statements of LVIPT and LVIP Money Market for the six months ended June 30, 2006, may be obtained without charge by calling 1-800-4LINCOLN (454-6265).

The financial statements of JPVF Money Market and LVIP Money Market contained in the December 31, 2005 annual reports and the June 30, 2006 semi-annual reports of JPVF and LVIPT, respectively, are incorporated herein by reference to the Forms N-CSR filed by JPVF on February 27, 2006 and N-CSRS on August 25, 2006 and the Forms N-CSR filed by LVIPT on March 6, 2006 and N-CSRS on August 28, 2006, and will be provided to Policy Owners requesting this SAI. No parts of such annual and semi-annual reports other than the financial statements are incorporated by reference herein. JPVF and LVIPT expect that annual reports to shareholders for the period ending December 31, 2006 will be available in late February 2007.

Projected (pro forma) financial information reflecting the combined accounts of the JPVF Money Market and LVIP Money Market is also included in this SAI, because the net asset value of JPVF Money Market as of September 30, 2006 exceeded 10% of the net asset value of LVIP Money Market as of that date.

Lincoln VIP Trust - Money Market Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total					Lincoln VIP Trust -
	Investments	Lincoln VIP Trust -		Jefferson Pilot Fund -		Money Market Fund
	(Pro Forma	Money Market Fund		Money Market Portfolio		Pro Forma Combined
	Combined)	Par	Market Value	Par	Market Value	Par	Market Value

Discount Commercial Paper	65.29%
Abbey National
5.162% 7/7/06		$12,100,000	$12,089,776	$0	$0	$12,100,000	$12,089,776
5.07% 8/21/06		—	—	3,209,000	3,185,951	3,209,000	3,185,951
American Express Credit
5.05% 7/18/06		—	—	737,000	735,242	737,000	735,242
5.20% 8/9/06		—	—	2,595,000	2,580,382	2,595,000	2,580,382
American General Finance 5.30% 9/19/06		—	—	3,350,000	3,310,862	3,350,000	3,310,862
^Amstel Funding 5.410% 7/5/06		20,000,000	19,988,156	—	—	20,000,000	19,988,156
^Aquinas Funding
5.346% 7/20/06		3,859,000	3,848,307	—	—	3,859,000	3,848,307
5.346% 7/21/06		17,500,000	17,448,958	—	—	17,500,000	17,448,958
#Bellsouth 144A 5.05% 7/17/06		—	—	3,210,000	3,202,795	3,210,000	3,202,795
^CAFCO 5.395% 8/9/06		23,000,000	22,868,191	—	—	23,000,000	22,868,191
Calyon North America 5.05% 8/2/06		—	—	3,217,000	3,202,559	3,217,000	3,202,559
#Cargill 144A 5.20% 7/21/06		—	—	3,320,000	3,310,409	3,320,000	3,310,409
Citigroup Funding
5.01% 7/17/06		—	—	2,500,000	2,494,434	2,500,000	2,494,434
5.25% 8/8/06		—	—	818,000	813,467	818,000	813,467
5.356% 8/1/06		13,600,000	13,538,517	—	—	13,600,000	13,538,517
^CRC Funding 5.365% 7/21/06		6,800,000	6,780,091	—	—	6,800,000	6,780,091
^Dorada Finance 5.3751% 7/27/06		23,000,000	22,912,293	—	—	23,000,000	22,912,293
#E.I. Dupont 144A 5.04% 7/24/06		—	—	3,213,000	3,202,654	3,213,000	3,202,654
#Emerson Electric Company 144A 5.22% 7/14/06		—	—	3,359,000	3,352,668	3,359,000	3,352,668
^Eureka Securitization 5.386% 8/2/06		4,292,000	4,271,856	—	—	4,292,000	4,271,856
First Data 5.28% 7/6/06		—	—	3,355,000	3,352,587	3,355,000	3,352,587
Florida Power & Light 5.27% 7/20/06		—	—	3,316,000	3,306,777	3,316,000	3,306,777
#Gannett 144A 5.01% 7/7/06		—	—	2,651,000	2,648,787	2,651,000	2,648,787
General Electric Capital 5.38% 10/26/06		—	—	3,398,000	3,339,038	3,398,000	3,339,038
General RE Corp 4.94% 7/17/06		—	—	2,600,000	2,594,292	2,600,000	2,594,292
Goldman Sachs Group
4.89% 7/6/06		—	—	2,549,000	2,547,269	2,549,000	2,547,269
ING America Insurance 5.04% 8/9/06		—	—	3,211,000	3,193,443	3,211,000	3,193,443
ING Funding 5.380% 8/9/06		15,400,000	15,311,995	—	—	15,400,000	15,311,995
Hershey 5.20% 7/25/06		—	—	1,564,000	1,558,578	1,564,000	1,558,578
McGraw-Hill 5.17% 7/18/06		—	—	3,316,000	3,307,904	3,316,000	3,307,904
Merrill Lynch & Company
5.13% 8/14/06		—	—	3,258,000	3,237,572	3,258,000	3,237,572
5.341% 7/6/06		15,100,000	15,088,969	—	—	15,100,000	15,088,969
5.378% 7/5/06		8,000,000	7,995,289	—	—	8,000,000	7,995,289
Metlife Funding 5.06% 8/22/06		—	—	3,210,000	3,186,538	3,210,000	3,186,538
Morgan Stanley
5.27% 7/6/06		—	—	3,318,000	3,315,572	3,318,000	3,315,572

	% of Total					Lincoln VIP Trust -
	Investments	Lincoln VIP Trust -		Jefferson Pilot Fund -		Money Market Fund
	(Pro Forma	Money Market Fund		Money Market Portfolio		Pro Forma Combined
	Combined)	Par	Market Value	Par	Market Value	Par	Market Value

5.294% 7/17/06		13,000,000	12,969,493	—	—	13,000,000	12,969,493
#Nestle Capital 144A 5.17% 7/13/06		—	—	3,261,000	3,255,380	3,261,000	3,255,380
^Sheffield Receivables
5.325% 7/27/06		13,730,000	13,678,238	—	—	13,730,000	13,678,238
5.379% 8/7/06		9,000,000	8,951,252	—	—	9,000,000	8,951,252
Societe Generale 5.28% 7/3/06		—	—	1,588,000	1,587,534	1,588,000	1,587,534
^Starbird Funding 5.243% 7/13/06		20,000,000	19,965,667	—	—	20,000,000	19,965,667
^Surrey Funding 5.143% 7/10/06		20,000,000	19,974,850	—	—	20,000,000	19,974,850
Svenska Handelsbank 5.16% 8/7/06		—	—	3,220,000	3,202,923	3,220,000	3,202,923
^Three Pillars Funding 5.164% 7/3/06		21,300,000	21,294,000	—	—	21,300,000	21,294,000
Toyota Motor Credit 5.30% 9/20/06		—	—	3,350,000	3,310,567	3,350,000	3,310,567
UBS Finance
5.15% 8/8/06		—	—	1,717,000	1,707,666	1,717,000	1,707,666
5.362% 7/31/06		23,000,000	22,899,088	—	—	23,000,000	22,899,088
University of California 5.344% 7/17/06		1,500,000	1,496,500	—	—	1,500,000	1,496,500
			283,371,486		78,043,850		361,415,336

^^Floating Rate Notes– 9.58%	8.13%
AXA Equitable Life Insurance 5.373% 3/21/07		15,000,000	15,000,000	—	—	15,000,000	15,000,000
Morgan Stanley 5.457% 11/21/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Washington Mutual Bank 5.251% 12/15/06		20,000,000	20,000,000	—	—	20,000,000	20,000,000
			45,000,000		0		45,000,000

Interest Bearing Certificates of Deposit	16.38%
American Express Centurion Bank 5.363% 7/26/06		23,000,000	23,000,000	—	—	23,000,000	23,000,000
Bank of the West 5.394% 8/8/06		23,000,000	23,000,000	—	—	23,000,000	23,000,000
Dexia Credit Local, NY 5.315% 8/8/06		—	—	1,150,000	1,150,000	1,150,000	1,150,000
First Tennessee Bank
5.211% 7/12/06		13,000,000	13,000,000	—	—	13,000,000	13,000,000
5.374% 7/31/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Wells Fargo Bank 5.262% 7/3/06		20,500,000	20,500,000	—	—	20,500,000	20,500,000
			89,500,000		1,150,000		90,650,000

Interest Bearing Loan Participation	9.38%
Cargill
5.343% 7/5/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
5.404% 7/6/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
Caterpillar 5.414% 7/5/06		21,900,000	21,900,000	—	—	21,900,000	21,900,000
National Rural Utilities Cooperative 5.333% 7/19/06		10,000,000	10,000,000	—	—	10,000,000	10,000,000
			51,900,000		0		51,900,000

Government Agency	0.83%
Federal Home Loan Bank 4.50% 7/5/06		—	—	4,613,000	4,610,565	4,613,000	4,610,565

			0		4,610,565		4,610,565

Total Investments at Market	100.00%		$469,771,486		$83,804,415		$553,575,901
Less: Adjustment for change from market value to amortized cost							$(1,135)
							$553,574,766

Total Investments at Cost			$469,771,486		$83,803,280		$553,574,766

The interest rate shown is the effective yield as of the time of purchase.

^Asset-Backed Commercial Paper.

^^Variable rate securities. The interest rate shown is the rate as of September 30, 2006.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

(A) No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Money Market Fund

PRO FORMA COMBINED

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

					Lincoln VIP Trust - Money Market Fund
			Pro Forma		Pro Forma
	Lincoln VIP Trust - Money Market Fund	Jefferson Pilot Fund - Money Market Portfolio	Adjustments		Combined
Assets

Investments, at market value	$469,771,486	$83,804,415	(1,135	)*	$553,574,766
Cash	79,039	913			79,952
Receivable for fund shares sold	614,114	—			614,114
Interest receivable	217,320	852			218,172
Total Assets	470,681,959	83,806,180	(1,135)		554,487,004

Liabilities

Accrued expenses and other liabilities	258,322	34,542			292,864
Payable for fund shares purchased	2,165,929	83,699			2,249,628
Total Liabilities	2,424,251	118,241	—		2,542,492
Net Assets	$468,257,708	$83,687,939	$(1,135)		$551,944,512

Investment at Cost	$469,771,486	$83,803,280	$—		$553,574,766

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$468,257,708	$82,226,431	$—		$550,484,139
Undistributed net investment income	—	1,460,665	—		1,460,665
Accumulated net realized loss on investments	—	(292)			(292)
Net unrealized appreciation of investments	—	1,135	(1,135	)*	—
Net Assets	$468,257,708	$83,687,939	$(1,135)		$551,944,512

* Adjustment reflects change from market value to amortized cost.

Shares Outstanding	46,825,767	7,710,101	658,683	55,194,551

Standard Class Shares	35,290,122	7,710,101	658,683	43,658,906
Service Class Shares	11,535,645	—		11,535,645

Net Assets:

Standard Class Shares	$352,901,245	$83,687,939		$436,589,184
Service Class Shares	115,356,463	—		115,356,463

Net asset value per share:

Standard Class Shares	$10.00	$10.85		$10.00
Service Class Shares	$10.00			$10.00

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Money Market Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

			Pro Forma		Lincoln VIP Trust - Money Market Fund
	Lincoln VIP Trust - Money Market Fund	Jefferson Pilot Fund - Money Market Portfolio	Adjustments		Pro Forma Combined

Investment Income
Interest income	$17,578,725	$2,995,366	$—		$20,574,091

Expenses
Management fees	1,784,095	332,396	(117,765	)(A)	1,998,726
Distribution expenses - Service Class	207,392	—			207,392
Accounting and administration expenses	217,536	—	35,288	(A)	252,824
Reports and statements to shareholders	83,095	12,891	(33,969	)(B)	62,017
Professional fees	30,148	15,200	(13,473	)(B)	31,875
Trustees’ fees	8,282	5,603	(396	)(C)	13,489
Custodian fees	24,895	7,347			32,242
Other	18,328	12,806			31,134
	2,373,771	386,243	(130,315)		2,629,699
Less expense paid indirectly	(4,109)	—			(4,109)
Total expenses	2,369,662	386,243	(130,315)		2,625,590

Net Investment Income	15,209,063	2,609,123	130,315		17,948,501

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	22	(292)	—		(270)
Change in unrealized appreciation/(depreciation) of investments	—	1,905	(1,905	)(D)	—
Net Realized and Unrealized Gain/(Loss) on Investments	22	1,613	(1,905)		(270)

Change in Net Assets Resulting from Operations	$15,209,085	$2,610,736	$128,410		$17,948,231

(A) Based on contract in effect for the surviving Fund.

(B) Decrease to reflect estimated expense levels of the combined Fund.

(C) Based on Trustee compensation for the surviving Fund.

(D) Adjustment to amortized cost.

See Pro Forma Notes to Financial Statements

Lincoln Variable Insurance Products Trust – Money Market Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Money Market Fund (the “Fund”).  The Trust is an open-end investment company.  The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee.  The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while providing stability of net asset value and preservation of capital.

1.  Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Jefferson Pilot Variable Fund, Inc.  Money Market Portfolio (“JPVF Money Market Portfolio”) by the Money Market Fund.  The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of JPVF Money Market Portfolio by the Money Market Fund had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the combination of JPVF Money Market Portfolio and Money Market Fund will be accounted for by a method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of JPVF Money Market Portfolio in exchange for shares of the Money Market Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of JPVF Money Market Portfolio and Money Market Fund have been combined as of and for the twelve months ended June 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of JPVF Money Market Portfolio and Money Market Fund included in their annual reports dated December 31, 2005 and semi-annual reports dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders.  Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes.  Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees.  The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Delaware Management Company (DMC) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, DMC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting services and other administration support to the Fund.  For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of DMC, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to the distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne.  The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares.  The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund.  The compensation of unaffiliated trustees is borne by the Fund.

4. Credit Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 89% of net assets at June 30, 2006.  The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

5. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

6. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

WITH RESPECT TO JEFFERSON PILOT VARIABLE FUND, INC.  Section 2-418 of the Maryland General Corporation Law (“MGCL”) permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its Charter, a Maryland corporation (i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

Reference is made to Article VIII, Section 10 of Jefferson Pilot Variable Fund, Inc.  Amended and Restated Articles of Incorporation (filed on September 5, 1997 as Exhibit 1.a to the Form N-lA Registration Statement (SEC file No. 2-94479), and to Article V of the Jefferson Pilot Variable Fund, Inc. By-Laws filed on March 2, 1998, as Exhibit 2 to the Form N-1A Registration Statement (SEC file No. 2-94479).  The Amended and Restated Articles of Incorporation provide that neither an officer nor director of Jefferson Pilot Variable Fund, Inc. (“JPVF”) will be liable to JPVF or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that JPVF will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office (“Disabling Conduct”). The means of determining whether indemnification shall be made are (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that the director or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) JPVF is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of JPVF pursuant to the foregoing provisions, or otherwise, JPVF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by JPVF of expenses incurred or paid by a director, officer or controlling person of JPVF in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, JPVF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

JPVF will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure JVPF against the cost of indemnification payments to officers and trustees under certain circumstances.

WITH RESPECT TO LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:  As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust’s By-Laws [Exhibit (b) to the Registration Statement — Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006], officers, trustees, employees and agents of LVIPT will not be liable to LVIPT, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of LVIPT, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of LVIPT pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of LVIPT in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, LVIPT will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public poilcy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

LVIPT will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure LVIPT against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreement (Exhibit (d)(1)(a) to the Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (SEC file No. 33-70742 filed April 5, 2006) limits the liability of Delaware Management Company DMC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

LVIPT hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS.

1.   a.                     Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 File No. 33-70742) filed on April 4, 2003.

b.              Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust,  Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

2.               By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

3.               Not applicable

4.               Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to the Form N-14 Registration Statement).

5.               None

6.               Advisory Agreement:

a.               Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Delaware Management Company effective May 1, 2003 and May 1, 2005 (as applicable)incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

7.               Fund Distribution Agreements:

a.               Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

b.              Amendment effective May 1, 2003 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

c.               Amendment effective May 1, 2005 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

d.              Amendment effective April 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

8.               None

9.               Custody Agreement:

a.               Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

b.              Amendment effective May 1, 2005 to Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 33-70742) filed on April 5, 2006.

10.         None

11.         Opinion and Consent of Counsel filed herewith

12.         Opinion of Tax Counsel filed herewith

13.         None

14.         None

15.         None

16.         Powers of Attorney filed herewith

17.         Consent of Ernst & Young LLP filed herewith

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrants agree that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Fort Wayne, and State of Indiana on this 8th day of December, 2006.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(MONEY MARKET FUND)

By:	/s/ Kelly D. Clevenger
Kelly D. Clevenger
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on December 8, 2006.

	Signature Name		Title

	/s/ Kelly D. Clevenger		Chairman of the Board, President and Trustee
	Kelly D. Clevenger		(Principal Executive Officer)

	*		Chief Accounting Officer
	William P. Flory. Jr.		(Principal Accounting Officer and
Principal Financial Officer)

	*		Trustee
Nancy L. Frisby

	*		Trustee
Gary D. Lemon

	*		Trustee
Kenneth G. Stella

	*		Trustee
David H. Windley

*By	/s/ Kevin J. Adamson	,	Attorney-in-Fact
Kevin J. Adamson